Quarterly Servicer's Certificate

West Penn Funding LLC
$600,000,000 Transition Bonds, Series 1999-A

Pursuant to Section 3.04 of the Servicing Agreement dated as of November 16, 1999 (the "Servicing Agreement") between West Penn Power Company, as Servicer and West Penn Funding LLC, as Issuer, the Servicer does hereby certify as follows:

Capitalized terms used in the Quarterly Servicer's Certificate (the "Quarterly Certificate") have their respective meanings as set forth in the Servicing Agreement. References herein to certain sections and subsections are references to the respective sections of the Servicing Agreement.

Billing Periods: December 2001, January and February 2002
Payment Date: March 25, 2002

1.	Collections Allocable and Aggregate Amounts Available for the Current Payment Date:
	i.	Remittances for the December 2001 Collection Period			$7,872,029.90
	ii.	Remittances for the January 2002 Collection Period			$8,350,132.52
	iii.	Remittances for the February 2002 Collection Period			$9,352,380.94
	iv.	Net Earnings on General Subaccount			$34,360.45
	v.	Net Earnings on Capital Subaccount			$5,102.93
	vi.	Net Earnings on Overcollateralization Subaccount			$0.00
	vii.	Net Earnings on Reserve Subaccount			$0.00
	viii.	General Subaccount Balance			$25,614,006.74

	ix.	Reserve Subaccount Balance			$0.00
	x.	Overcollateralization Subaccount Balance			$0.00
	xi.	Capital Subaccount Balance			$1,607,371.61
	xii.	Collection Account Balance			$27,221,378.35

2.	Outstanding Principal Balance and Collection Account Balance as of Prior Payment Date:
	i.	Class A-1 Principal Balance			$0.00
	ii.	Class A-2 Principal Balance			$138,982,947.87
	iii.	Class A-3 Principal Balance			$198,000,000.00
	iv.	Class A-4 Principal Balance			$156,000,000.00
	v.	Transition Bond Principal Balance			$492,982,947.87

	vi.	Reserve Subaccount Balance			$0.00
	vii.	Overcollateralization Subaccount Balance			$0.00
	viii.	Capital Subaccount Balance			$1,607,371.61

3.	Required Funding/Payments as of Current Payment Date:
	i.	Projected Class A-1 Bond Balance			$0.00
	ii.	Projected Class A-2 Bond Balance			$121,490,769.60
	iii.	Projected Class A-3 Bond Balance			$198,000,000.00
	iv.	Projected Class A-4 Bond Balance			$156,000,000.00
	v.	Projected Transition Bond Balance			$475,490,769.60

	vi.	Required Class A-1 Coupon (6.32% per annum rate)			$0.00
	vii.	Required Class A-2 Coupon (6.63% per annum rate)			$2,303,642.36
	viii.	Required Class A-3 Coupon (6.81% per annum rate)			$3,370,950.00
	ix.	Required Class A-4 Coupon (6.98% per annum rate)			$2,722,200.00

	x.	Required Overcollateralization Funding			$794,117.65
	xi.	Required Capital Subaccount Funding			$1,392,628.39

4.	Allocation of Remittances as of Current Payment Date Pursuant to 8.02d of the Indenture:
	i.	Cumulative Monthly Administration Fee during Relevant Quarter			$20,000.00
	ii.	Bond Trustee Fees and Expenses		*	$780.00
	iii.	Independent Directors' Fee		**	$300.00
	iv.	Servicing Fee			$312,500.00
	v.	Operating Expenses (subject to $100,000 cap)			$6,086.04

	vi.	Quarterly Interest			$8,396,792.36
		1.	Class A-1 Bond Coupon Payment		$0.00
		2.	Class A-2 Bond Coupon Payment		$2,303,642.36
		3.	Class A-3 Bond Coupon Payment		$3,370,950.00
		4.	Class A-4 Bond Coupon Payment		$2,722,200.00

	vii.	Principal Due and Payable			$0.00

	viii.	Scheduled Quarterly Principal			$17,492,178.27
		1.	Class A-1 Bond Principal Payment		$0.00
		2.	Class A-2 Bond Principal Payment		$17,492,178.27
		3.	Class A-3 Bond Principal Payment		$0.00
		4.	Class A-4 Bond Principal Payment		$0.00

	ix.	Operating Expenses (in excess of $100,000)			$0.00
	x.	Funding of Capital Subaccount (to required level)			$0.00
	xi.	Funding of Overcollateralization Subaccount (to required level)			$0.00
	xii.	Net Earnings on Capital Subaccount Released to Issuer			$0.00
	xiii.	Deposits to Reserve Subaccount			$0.00
	xiv.	Released to Issuer upon Series Retirement: Collection Account			$0.00

5.	Outstanding Principal Balance and Collection Account Balance as of Current Payment Date:
	(after giving effect to payments to be made on such payment date):

	i.	Class A-1 Principal Balance			$0.00
	ii.	Class A-2 Principal Balance			$121,490,769.60
	iii.	Class A-3 Principal Balance			$198,000,000.00
	iv.	Class A-4 Principal Balance			$156,000,000.00
	v.	Transition Bond Principal Balance			$475,490,769.60

	vi.	Reserve Subaccount Balance			$0.00
	vii	Overcollateralization Subaccount Balance			$0.00
	viii	Capital Subaccount Balance			$992,741.68

		*	$750 per quarter, in advance plus expenses, in arrears.
		**	Independent Directors' Fee is $300/Quarter.

6.	Subaccount Draws as of Current Payment Date (if applicable, pursuant to Section 8.02d of the Indenture):

	i.	Reserve Subaccount			$0.00
	ii.	Overcollateralization Subaccount			$0.00
	iii.	Capital Subaccount			$614,629.93
	iv.	Total Draws			$614,629.93

7.	Shortfalls In Interest and Principal Payments as of Current Payment Date:

	i.	Quarterly Interest			$0.00
		1.	Class A-1 Bond Coupon Payment		$0.00
		2.	Class A-2 Bond Coupon Payment		$0.00
		3.	Class A-3 Bond Coupon Payment		$0.00
		4.	Class A-4 Bond Coupon Payment		$0.00

	ii.	Quarterly Principal			$0.00
		1.	Class A-1 Bond Principal Payment		$0.00
		2.	Class A-2 Bond Principal Payment		$0.00
		3.	Class A-3 Bond Principal Payment		$0.00
		4.	Class A-4 Bond Principal Payment		$0.00

8.	Shortfalls in Required Subaccount Levels as of Current Payment Date:
	i.	Overcollateralization Subaccount			$794,117.65
	ii.	Capital Subaccount			$2,007,258.32

IN WITNESS HEREOF, the undersigned has duly executed and delivered this Quarterly Servicer's Bond this 19th day of March, 2002.

West Penn Power Company, as Servicer

by: /s/ B. E. WALENCZYK			by: /s/ R. F. BINDER
B. E. Walenczyk			R. F. Binder
Senior Vice President			Treasurer

Quarterly Servicer's Certificate

West Penn Funding LLC
$600,000,000 Transition Bonds, Series 1999-A

Pursuant to Section 3.04 of the Servicing Agreement dated as of November 16, 1999 (the "Servicing Agreement") between West Penn Power Company, as Servicer and West Penn Funding LLC, as Issuer, the Servicer does hereby certify as follows:

Capitalized terms used in the Quarterly Servicer's Certificate (the "Quarterly Certificate") have their respective meanings as set forth in the Servicing Agreement. References herein to certain sections and subsections are references to the respective sections of the Servicing Agreement.

Billing Periods: March, April and May 2002
Payment Date: June 25, 2002

1.	Collections Allocable and Aggregate Amounts Available for the Current Payment Date:
	i.	Remittances for the March 2002 Collection Period			$8,793,859.09
	ii.	Remittances for the April 2002 Collection Period			$8,365,734.19
	iii.	Remittances for the May 2002 Collection Period			$8,529,560.78
	iv.	Net Earnings on General Subaccount			$32,013.68
	v.	Net Earnings on Capital Subaccount			$4,704.75
	vi.	Net Earnings on Overcollateralization Subaccount			$0.00
	vii.	Net Earnings on Reserve Subaccount			$0.00
	viii.	General Subaccount Balance			$25,725,872.49

	ix.	Reserve Subaccount Balance			$0.00
	x.	Overcollateralization Subaccount Balance			$0.00
	xi.	Capital Subaccount Balance			$992,741.68
	xii.	Collection Account Balance			$26,718,614.17

2.	Outstanding Principal Balance and Collection Account Balance as of Prior Payment Date:
	i.	Class A-1 Principal Balance			$0.00
	ii.	Class A-2 Principal Balance			$121,490,769.60
	iii.	Class A-3 Principal Balance			$198,000,000.00
	iv.	Class A-4 Principal Balance			$156,000,000.00
	v.	Transition Bond Principal Balance			$475,490,769.60

	vi.	Reserve Subaccount Balance			$0.00
	vii.	Overcollateralization Subaccount Balance			$0.00
	viii.	Capital Subaccount Balance			$992,741.68

3.	Required Funding/Payments as of Current Payment Date:
	i.	Projected Class A-1 Bond Balance			$0.00
	ii.	Projected Class A-2 Bond Balance			$103,087,395.74
	iii.	Projected Class A-3 Bond Balance			$198,000,000.00
	iv.	Projected Class A-4 Bond Balance			$156,000,000.00
	v.	Projected Transition Bond Balance			$457,087,395.74

	vi.	Required Class A-1 Coupon (6.32% per annum rate)			$0.00
	vii.	Required Class A-2 Coupon (6.63% per annum rate)			$2,013,709.51
	viii.	Required Class A-3 Coupon (6.81% per annum rate)			$3,370,950.00
	ix.	Required Class A-4 Coupon (6.98% per annum rate)			$2,722,200.00

	x.	Required Overcollateralization Funding			$882,352.94
	xi.	Required Capital Subaccount Funding			$2,007,258.32

4.	Allocation of Remittances as of Current Payment Date Pursuant to 8.02d of the Indenture:
	i.	Cumulative Monthly Administration Fee during Relevant Quarter			$20,000.00
	ii.	Bond Trustee Fees and Expenses		*	$780.00
	iii.	Independent Directors' Fee		**	$300.00
	iv.	Servicing Fee			$312,500.00
	v.	Operating Expenses (subject to $100,000 cap)			$1,132.00

	vi.	Quarterly Interest			$8,106,859.51
		1.	Class A-1 Bond Coupon Payment		$0.00
		2.	Class A-2 Bond Coupon Payment		$2,013,709.51
		3.	Class A-3 Bond Coupon Payment		$3,370,950.00
		4.	Class A-4 Bond Coupon Payment		$2,722,200.00

	vii.	Principal Due and Payable			$0.00

	viii.	Scheduled Quarterly Principal			$18,277,042.66
		1.	Class A-1 Bond Principal Payment		$0.00
		2.	Class A-2 Bond Principal Payment		$18,277,042.66
		3.	Class A-3 Bond Principal Payment		$0.00
		4.	Class A-4 Bond Principal Payment		$0.00

	ix.	Operating Expenses (in excess of $100,000)			$0.00
	x.	Funding of Capital Subaccount (to required level)			$0.00
	xi.	Funding of Overcollateralization Subaccount (to required level)			$0.00
	xii.	Net Earnings on Capital Subaccount Released to Issuer			$0.00
	xiii.	Deposits to Reserve Subaccount			$0.00
	xiv.	Released to Issuer upon Series Retirement: Collection Account			$0.00

5.	Outstanding Principal Balance and Collection Account Balance as of Current Payment Date:
	(after giving effect to payments to be made on such payment date):

	i.	Class A-1 Principal Balance			$0.00
	ii.	Class A-2 Principal Balance			$103,213,726.94
	iii.	Class A-3 Principal Balance			$198,000,000.00
	iv.	Class A-4 Principal Balance			$156,000,000.00
	v.	Transition Bond Principal Balance			$457,213,726.94

	vi.	Reserve Subaccount Balance			$0.00
	vii	Overcollateralization Subaccount Balance			$0.00
	viii	Capital Subaccount Balance			$0.00

		*	$750 per quarter, in advance plus expenses, in arrears.
		**	Independent Directors' Fee is $300/Quarter.

6.	Subaccount Draws as of Current Payment Date (if applicable, pursuant to Section 8.02d of the Indenture):

	i.	Reserve Subaccount			$0.00
	ii.	Overcollateralization Subaccount			$0.00
	iii.	Capital Subaccount			$992,741.68
	iv.	Total Draws			$992,741.68

7.	Shortfalls In Interest and Principal Payments as of Current Payment Date:

	i.	Quarterly Interest			$0.00
		1.	Class A-1 Bond Coupon Payment		$0.00
		2.	Class A-2 Bond Coupon Payment		$0.00
		3.	Class A-3 Bond Coupon Payment		$0.00
		4.	Class A-4 Bond Coupon Payment		$0.00

	ii.	Quarterly Principal			$126,331.20
		1.	Class A-1 Bond Principal Payment		$0.00
		2.	Class A-2 Bond Principal Payment		$126,331.20
		3.	Class A-3 Bond Principal Payment		$0.00
		4.	Class A-4 Bond Principal Payment		$0.00

8.	Shortfalls in Required Subaccount Levels as of Current Payment Date:
	i.	Overcollateralization Subaccount			$882,352.94
	ii.	Capital Subaccount			$3,000,000.00

IN WITNESS HEREOF, the undersigned has duly executed and delivered this Quarterly Servicer's Bond this 19th day of June, 2002.

West Penn Power Company, as Servicer

by: /s/ B. E. WALENCZYK			by: /s/ R. F. BINDER
B. E. Walenczyk			R. F. Binder
Senior Vice President			Treasurer

Quarterly Servicer's Certificate

West Penn Funding LLC
$600,000,000 Transition Bonds, Series 1999-A

Pursuant to Section 3.04 of the Servicing Agreement dated as of November 16, 1999 (the "Servicing Agreement") between West Penn Power Company, as Servicer and West Penn Funding LLC, as Issuer, the Servicer does hereby certify as follows:

Capitalized terms used in the Quarterly Servicer's Certificate (the "Quarterly Certificate") have their respective meanings as set forth in the Servicing Agreement. References herein to certain sections and subsections are references to the respective sections of the Servicing Agreement.

Billing Periods: June, July and August 2002
Payment Date: September 25, 2002

1.	Collections Allocable and Aggregate Amounts Available for the Current Payment Date:
	i.	Remittances for the June 2002 Collection Period			$8,176,566.43
	ii.	Remittances for the July 2002 Collection Period			$8,605,560.48
	iii.	Remittances for the August 2002 Collection Period			$9,414,266.82
	iv.	Net Earnings on General Subaccount			$33,324.11
	v.	Net Earnings on Capital Subaccount			$969.87
	vi.	Net Earnings on Overcollateralization Subaccount			$0.00
	vii.	Net Earnings on Reserve Subaccount			$0.00
	viii.	General Subaccount Balance			$26,230,687.71

	ix.	Reserve Subaccount Balance			$0.00
	x.	Overcollateralization Subaccount Balance			$0.00
	xi.	Capital Subaccount Balance			$0.00
	xii.	Collection Account Balance			$26,230,687.71

2.	Outstanding Principal Balance and Collection Account Balance as of Prior Payment Date:
	i.	Class A-1 Principal Balance			$0.00
	ii.	Class A-2 Principal Balance			$103,213,726.94
	iii.	Class A-3 Principal Balance			$198,000,000.00
	iv.	Class A-4 Principal Balance			$156,000,000.00
	v.	Transition Bond Principal Balance			$457,213,726.94

	vi.	Reserve Subaccount Balance			$0.00
	vii.	Overcollateralization Subaccount Balance			$0.00
	viii.	Capital Subaccount Balance			$0.00

3.	Required Funding/Payments as of Current Payment Date:
	i.	Projected Class A-1 Bond Balance			$0.00
	ii.	Projected Class A-2 Bond Balance			$86,123,519.70
	iii.	Projected Class A-3 Bond Balance			$198,000,000.00
	iv.	Projected Class A-4 Bond Balance			$156,000,000.00
	v.	Projected Transition Bond Balance			$440,123,519.70

	vi.	Required Class A-1 Coupon (6.32% per annum rate)			$0.00
	vii.	Required Class A-2 Coupon (6.63% per annum rate)			$1,710,767.52
	viii.	Required Class A-3 Coupon (6.81% per annum rate)			$3,370,950.00
	ix.	Required Class A-4 Coupon (6.98% per annum rate)			$2,722,200.00

	x.	Required Overcollateralization Funding			$970,588.24
	xi.	Required Capital Subaccount Funding			$3,000,000.00

4.	Allocation of Remittances as of Current Payment Date Pursuant to 8.02d of the Indenture:
	i.	Cumulative Monthly Administration Fee during Relevant Quarter			$20,000.00
	ii.	Bond Trustee Fees and Expenses		*	$780.00
	iii.	Independent Directors' Fee		**	$300.00
	iv.	Servicing Fee			$312,500.00
	v.	Operating Expenses (subject to $100,000 cap)			$977.04

	vi.	Quarterly Interest			$7,803,917.52
		1.	Class A-1 Bond Coupon Payment		$0.00
		2.	Class A-2 Bond Coupon Payment		$1,710,767.52
		3.	Class A-3 Bond Coupon Payment		$3,370,950.00
		4.	Class A-4 Bond Coupon Payment		$2,722,200.00

	vii.	Principal Due and Payable			$0.00

	viii.	Scheduled Quarterly Principal			$17,090,207.24
		1.	Class A-1 Bond Principal Payment		$0.00
		2.	Class A-2 Bond Principal Payment		$17,090,207.24
		3.	Class A-3 Bond Principal Payment		$0.00
		4.	Class A-4 Bond Principal Payment		$0.00

	ix.	Operating Expenses (in excess of $100,000)			$0.00
	x.	Funding of Capital Subaccount (to required level)			$1,002,005.91
	xi.	Funding of Overcollateralization Subaccount (to required level)			$0.00
	xii.	Net Earnings on Capital Subaccount Released to Issuer			$0.00
	xiii.	Deposits to Reserve Subaccount			$0.00
	xiv.	Released to Issuer upon Series Retirement: Collection Account			$0.00

5.	Outstanding Principal Balance and Collection Account Balance as of Current Payment Date:
	(after giving effect to payments to be made on such payment date):

	i.	Class A-1 Principal Balance			$0.00
	ii.	Class A-2 Principal Balance			$86,123,519.70
	iii.	Class A-3 Principal Balance			$198,000,000.00
	iv.	Class A-4 Principal Balance			$156,000,000.00
	v.	Transition Bond Principal Balance			$440,123,519.70

	vi.	Reserve Subaccount Balance			$0.00
	vii	Overcollateralization Subaccount Balance			$0.00
	viii	Capital Subaccount Balance			$1,002,005.91

		*	$750 per quarter, in advance plus expenses, in arrears.
		**	Independent Directors' Fee is $300/Quarter.

6.	Subaccount Draws as of Current Payment Date (if applicable, pursuant to Section 8.02d of the Indenture):

	i.	Reserve Subaccount			$0.00
	ii.	Overcollateralization Subaccount			$0.00
	iii.	Capital Subaccount			$0.00
	iv.	Total Draws			$0.00

7.	Shortfalls In Interest and Principal Payments as of Current Payment Date:

	i.	Quarterly Interest			$0.00
		1.	Class A-1 Bond Coupon Payment		$0.00
		2.	Class A-2 Bond Coupon Payment		$0.00
		3.	Class A-3 Bond Coupon Payment		$0.00
		4.	Class A-4 Bond Coupon Payment		$0.00

	ii.	Quarterly Principal			$0.00
		1.	Class A-1 Bond Principal Payment		$0.00
		2.	Class A-2 Bond Principal Payment		$0.00
		3.	Class A-3 Bond Principal Payment		$0.00
		4.	Class A-4 Bond Principal Payment		$0.00

8.	Shortfalls in Required Subaccount Levels as of Current Payment Date:
	i.	Overcollateralization Subaccount			$970,588.24
	ii.	Capital Subaccount			$1,997,994.09

IN WITNESS HEREOF, the undersigned has duly executed and delivered this Quarterly Servicer's Bond this 17th day of September, 2002.

West Penn Power Company, as Servicer

by: /s/ B. E. WALENCZYK			by: /s/ R. F. BINDER
B. E. Walenczyk			R. F. Binder
Senior Vice President			Treasurer

Quarterly Servicer's Certificate

West Penn Funding LLC
$600,000,000 Transition Bonds, Series 1999-A

Pursuant to Section 3.04 of the Servicing Agreement dated as of November 16, 1999 (the "Servicing Agreement") between West Penn Power Company, as Servicer and West Penn Funding LLC, as Issuer, the Servicer does hereby certify as follows:

Capitalized terms used in the Quarterly Servicer's Certificate (the "Quarterly Certificate") have their respective meanings as set forth in the Servicing Agreement. References herein to certain sections and subsections are references to the respective sections of the Servicing Agreement.

Billing Periods: September, October and November 2002
Payment Date: December 24, 2002

1.	Collections Allocable and Aggregate Amounts Available for the Current Payment Date:
	i.	Remittances for the September 2002 Collection Period			$9,270,916.19
	ii.	Remittances for the October 2002 Collection Period			$8,778,374.19
	iii.	Remittances for the November 2002 Collection Period			$8,566,084.52
	iv.	Net Earnings on General Subaccount			$37,264.53
	v.	Net Earnings on Capital Subaccount			$2,651.37
	vi.	Net Earnings on Overcollateralization Subaccount			$0.00
	vii.	Net Earnings on Reserve Subaccount			$0.00
	viii.	General Subaccount Balance			$26,655,290.80

	ix.	Reserve Subaccount Balance			$0.00
	x.	Overcollateralization Subaccount Balance			$0.00
	xi.	Capital Subaccount Balance			$1,002,005.91
	xii.	Collection Account Balance			$27,657,296.71

2.	Outstanding Principal Balance and Collection Account Balance as of Prior Payment Date:
	i.	Class A-1 Principal Balance			$0.00
	ii.	Class A-2 Principal Balance			$86,123,519.70
	iii.	Class A-3 Principal Balance			$198,000,000.00
	iv.	Class A-4 Principal Balance			$156,000,000.00
	v.	Transition Bond Principal Balance			$440,123,519.70

	vi.	Reserve Subaccount Balance			$0.00
	vii.	Overcollateralization Subaccount Balance			$0.00
	viii.	Capital Subaccount Balance			$1,002,005.91

3.	Required Funding/Payments as of Current Payment Date:
	i.	Projected Class A-1 Bond Balance			$0.00
	ii.	Projected Class A-2 Bond Balance			$68,687,741.58
	iii.	Projected Class A-3 Bond Balance			$198,000,000.00
	iv.	Projected Class A-4 Bond Balance			$156,000,000.00
	v.	Projected Transition Bond Balance			$422,687,741.58

	vi.	Required Class A-1 Coupon (6.32% per annum rate)			$0.00
	vii.	Required Class A-2 Coupon (6.63% per annum rate)			$1,427,497.34
	viii.	Required Class A-3 Coupon (6.81% per annum rate)			$3,370,950.00
	ix.	Required Class A-4 Coupon (6.98% per annum rate)			$2,722,200.00

	x.	Required Overcollateralization Funding			$1,058,823.53
	xi.	Required Capital Subaccount Funding			$1,997,994.09

4.	Allocation of Remittances as of Current Payment Date Pursuant to 8.02d of the Indenture:
	i.	Cumulative Monthly Administration Fee during Relevant Quarter			$20,000.00
	ii.	Bond Trustee Fees and Expenses		*	$780.00
	iii.	Independent Directors' Fee		**	$300.00
	iv.	Servicing Fee			$312,500.00
	v.	Operating Expenses (subject to $100,000 cap)			$17,362.24

	vi.	Quarterly Interest			$7,520,647.34
		1.	Class A-1 Bond Coupon Payment		$0.00
		2.	Class A-2 Bond Coupon Payment		$1,427,497.34
		3.	Class A-3 Bond Coupon Payment		$3,370,950.00
		4.	Class A-4 Bond Coupon Payment		$2,722,200.00

	vii.	Principal Due and Payable			$0.00

	viii.	Scheduled Quarterly Principal			$17,435,778.12
		1.	Class A-1 Bond Principal Payment		$0.00
		2.	Class A-2 Bond Principal Payment		$17,435,778.12
		3.	Class A-3 Bond Principal Payment		$0.00
		4.	Class A-4 Bond Principal Payment		$0.00

	ix.	Operating Expenses (in excess of $100,000)			$0.00
	x.	Funding of Capital Subaccount (to required level)			$1,347,923.10
	xi.	Funding of Overcollateralization Subaccount (to required level)			$0.00
	xii.	Net Earnings on Capital Subaccount Released to Issuer			$0.00
	xiii.	Deposits to Reserve Subaccount			$0.00
	xiv.	Released to Issuer upon Series Retirement: Collection Account			$0.00

5.	Outstanding Principal Balance and Collection Account Balance as of Current Payment Date:
	(after giving effect to payments to be made on such payment date):

	i.	Class A-1 Principal Balance			$0.00
	ii.	Class A-2 Principal Balance			$68,687,741.58
	iii.	Class A-3 Principal Balance			$198,000,000.00
	iv.	Class A-4 Principal Balance			$156,000,000.00
	v.	Transition Bond Principal Balance			$422,687,741.58

	vi.	Reserve Subaccount Balance			$0.00
	vii	Overcollateralization Subaccount Balance			$0.00
	viii	Capital Subaccount Balance			$2,349,929.01

		*	$750 per quarter, in advance plus expenses, in arrears.
		**	Independent Directors' Fee is $300/Quarter.

6.	Subaccount Draws as of Current Payment Date (if applicable, pursuant to Section 8.02d of the Indenture):

	i.	Reserve Subaccount			$0.00
	ii.	Overcollateralization Subaccount			$0.00
	iii.	Capital Subaccount			$0.00
	iv.	Total Draws			$0.00

7.	Shortfalls In Interest and Principal Payments as of Current Payment Date:

	i.	Quarterly Interest			$0.00
		1.	Class A-1 Bond Coupon Payment		$0.00
		2.	Class A-2 Bond Coupon Payment		$0.00
		3.	Class A-3 Bond Coupon Payment		$0.00
		4.	Class A-4 Bond Coupon Payment		$0.00

	ii.	Quarterly Principal			$0.00
		1.	Class A-1 Bond Principal Payment		$0.00
		2.	Class A-2 Bond Principal Payment		$0.00
		3.	Class A-3 Bond Principal Payment		$0.00
		4.	Class A-4 Bond Principal Payment		$0.00

8.	Shortfalls in Required Subaccount Levels as of Current Payment Date:
	i.	Overcollateralization Subaccount			$1,058,823.53
	ii.	Capital Subaccount			$650,070.99

IN WITNESS HEREOF, the undersigned has duly executed and delivered this Quarterly Servicer's Bond
This 16th day of December, 2002.

West Penn Power Company, as Servicer

By: /s/ B. E. WALENCZYK			by: /s/ R. F. BINDER
B. E. Walenczyk			R. F. Binder
Senior Vice President			Treasurer